UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2011

EMC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Massachusetts	1-9853	No. 04-2680009
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

176 South Street, Hopkinton, MA	01748
(Address of Principal Executive Offices)	(Zip code)

Registrant’s telephone number, including area code: (508) 435-1000

N/A

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On March 17, 2011, RSA, the Security Division of EMC (“RSA”), posted an open letter from Arthur W. Coviello, Jr., Executive Chairman, RSA, to its customers on its website and issued a SecurCare Online note directly to its customers. Based on what EMC Corporation (“EMC”) currently knows, EMC does not believe that the matter described in the letter and note will have a material impact on its financial results. The letter and note are being furnished as Exhibit 99.1 and Exhibit 99.2 hereto and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Open letter from Arthur W. Coviello, Jr., Executive Chairman, RSA, the Security Division of EMC, to RSA customers dated March 17, 2011

99.2	RSA SecurCare Online note dated March 17, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMC CORPORATION

By:	/s/ Paul T. Dacier
Paul T. Dacier
Executive Vice President and
General Counsel

Date: March 17, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	RSA SecurCare Online Note dated March 17, 2011

99.2	Open letter from Arthur W. Coviello, Jr., Executive Chairman, RSA, the Security Division of EMC, to RSA customers dated March 17, 2011